BRIDGEWAY FUNDS, INC.

Omni Small-Cap Value Fund
Omni Tax-Managed Small-Cap Value Fund

Supplement dated March 24, 2020
to the Statement of Additional Information (“SAI”) dated October 31, 2019

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Effective immediately, the SAI is amended as follows:

1.	The following is added to the section “ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS, STRATEGIES, RISKS AND INVESTMENT POLICIES” on page 2:

Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments.  Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S.  These disruptions could prevent the Funds from executing advantageous investment decisions in a timely manner and negatively impact the Funds’ ability to achieve their investment objectives.  Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds.

Effective April 1, 2020, the SAI is amended as follows:

1.	All references to Linda G. Giuffre are deleted.

2.	Information regarding Deborah L. Hanna in the “Officers” table in the section “MANAGEMENT OF BRIDGEWAY FUNDS – Directors and Officers” on page 10 is replaced with the following:

Name, Address and Age	Positions Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Bridgeway Funds Overseen by Director	Other Directorships Held by Director
Deborah L. Hanna Age 54	Secretary, Treasurer, and Chief Compliance Officer	Term: 1 Year Length: Secretary, 2007 to present; Treasurer and Chief Compliance Officer, 2020 to present.	Self-employed, accounting and related projects for various organizations, since 2001.		None

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